UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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                           HARRIS INSIGHT FUNDS TRUST
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


                           HARRIS INSIGHT FUNDS TRUST
                                  (THE "TRUST")

HARRIS INSIGHT EQUITY FUNDS                 HARRIS INSIGHT FIXED INCOME FUNDS

Balanced Fund                               Convertible Securities Fund
Index Fund                                  Tax-Exempt Bond Fund
Equity Income Fund                          Bond Fund
Growth Fund                                 Intermediate Tax-Exempt Bond Fund
Small-Cap Value Fund                        Intermediate Government Bond Fund
Small-Cap Opportunity Fund
International Fund
Emerging Markets Fund

                  (each a "Fund" and collectively, the "Funds")


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 29, 1999

         A special meeting of shareholders of each Fund of the Trust (the "Meeting") will be held at Harris Trust and Savings Bank, 8th floor, 111 West Monroe Street, Chicago, Illinois 60603 on November 29, 1999 at 10:00 a.m. Chicago time, for the following purposes:

1.   To elect a Board of Trustees of the Trust;

2. To ratify the selection of PricewaterhouseCoopers LLP as the Funds' independent public accountants;

3. To approve certain changes to the Funds' fundamental investment restrictions;

4. To approve a change to each Fund's fundamental investment restrictions that would permit the Fund to invest all of its assets in an open-end investment company having the same investment objective, policies and restrictions as the Fund;

5. To approve a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Funds without obtaining shareholder approval;

6. To approve a proposed amendment to the Trust's Declaration of Trust to provide for dollar-based voting rights for shareholders; and

7.   To transact such other business as may properly come before the Meeting.

                                             By order of the Board of Trustees



                                             Gary M. Gardner
                                             Secretary

PLEASE VOTE. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY NO MATTER HOW MANY SHARES YOU OWN.

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

                           HARRIS INSIGHT FUNDS TRUST
                                  (THE "TRUST")

HARRIS INSIGHT EQUITY FUNDS                HARRIS INSIGHT FIXED INCOME FUNDS

Balanced Fund                              Convertible Securities Fund
Index Fund                                 Tax-Exempt Bond Fund
Equity Income Fund                         Bond Fund
Growth Fund                                Intermediate Tax-Exempt Bond Fund
Small-Cap Value Fund                       Intermediate Government Bond Fund
Small-Cap Opportunity Fund
International Fund
Emerging Markets Fund

                  (each a "Fund" and collectively, the "Funds")


                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 29, 1999

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                                 PROXY STATEMENT
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                               GENERAL INFORMATION

WHO IS ASKING FOR MY VOTE?

         The Board of Trustees of the Trust is soliciting proxies from the shareholders for use at a special meeting of shareholders of the Trust (the "Meeting") called to be held on November 29, 1999 and at any adjournment of the Meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about October 19, 1999.

WHAT AM I VOTING ON?

         The following table shows what proposals are to be voted on by the shareholders of the respective Funds:


FUND WHOSE SHAREHOLDERS
ARE ENTITLED TO VOTE                        PROPOSAL
--------------------                        --------


Each Fund................................   1. Election of a Board of Trustees.
Each Fund................................   2. Ratification of the selection of the Funds'
                                               independent public accountants.
Each Fund except as otherwise noted......   3. Approval of certain changes to the Funds'

                                       3


                                               fundamental investment restrictions.
Each Fund................................   4. Approval of a change to each Fund's
                                               fundamental investment restrictions to permit a
                                               master fund/feeder fund structure.
Each Fund................................   5. Approval of a proposal to permit Harris Trust
                                               and Savings Bank, subject to the approval of the
                                               Trust's Board of Trustees, to enter into or amend
                                               sub-advisory agreements with sub-advisers for the
                                               Funds without obtaining shareholder approval.
Each Fund................................   6. Approval of a proposed amendment to the
                                               Trust's Declaration of Trust to provide for
                                               dollar-based voting rights for shareholders.


         Voting Requirements. With respect to Proposal 1, the election of trustees, shares of all Funds shall be voted in the aggregate and not individually, with each share entitled to one vote. The trustees will be elected by a plurality of all votes cast at the Meeting.

         Approval of each of Proposals 2, 3, 4 and 5 by a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean the lesser of (a) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. Approval of Proposal 6 requires the affirmative vote of more than 50% of the shares of each Fund entitled to be voted. Shareholders of a Fund are entitled to vote only on a Proposal that affects that particular Fund.

WHO IS ELIGIBLE TO VOTE?

         Shareholders of record at the close of business on October 1, 1999 are entitled to vote at the Meeting and any adjournment thereof. The Trust is composed of thirteen separate Funds. Each Fund of the Trust, except the Index Fund, offers three classes of shares, N Shares, A Shares and Institutional Shares (collectively, "Shares"). The Index Fund offers two classes of shares, N Shares and Institutional Shares. As of October 1, 1999, there were _____ shares of beneficial interest of the Trust outstanding, comprised of the following
Shares:

Balanced Fund - __________         International Fund - __________
Index Fund - __________            Emerging Markets Fund - __________
Equity Income Fund - __________    Convertible Securities Fund - __________
Growth Fund - __________           Tax-Exempt Bond Fund - __________
Small-Cap Value Fund - __________  Bond Fund - __________
Small-Cap Opportunity Fund - _________
Intermediate Tax-Exempt Bond Fund - _________
Intermediate Government Bond Fund - __________

HOW DO I VOTE?

         You may vote in person at the Meeting or by proxy. Each whole Share is entitled to one vote and each fractional Share is entitled to a proportionate fractional vote. Your properly executed proxy received prior to the Meeting will be voted at the Meeting and any adjournment thereof in accordance with your instructions marked on the proxy. If there are no voting instructions on a proxy, your proxy will be voted FOR the approval of the Proposals described in this Proxy Statement. You may revoke your proxy at any time prior to the Meeting by giving written notice to PFPC Inc., the Trust's sub-transfer agent, at 400 Bellevue Parkway, Wilmington, Delaware 19809, by signing and mailing another proxy of a later date or by personally casting a vote at the Meeting.

         If a quorum of shareholders of any Fund is not present or represented at the Meeting, or if sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of Shares of such Fund represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against the Proposals will be voted AGAINST such adjournment. A shareholder vote may be taken on any Proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of any adjournment, the Trust will continue to solicit proxies.

         Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment. Accordingly, abstentions and broker non-votes effectively will be votes AGAINST adjournment. Broker non-votes are Shares held in a broker's name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the Proposals. In completing proxies, shareholders should be aware that checking the box labeled ABSTAIN will result in the Shares covered by the proxy being treated as if they were voted AGAINST the Proposals.

PROPOSAL 1:  ELECTION OF TRUSTEES

         The Trust's By-Laws state that each trustee shall retire on December 31 of the year during which the trustee becomes age 72. As a result of this policy, Ernest M. Roth, who has been a Trustee since 1995, is scheduled to retire at the end of this year. Accordingly, the Nominating Committee has proposed a slate of six nominees listed below to serve as trustees of the Trust. Messrs. Fiedler, Gerst, McCarter and Roth were elected to the Board of Trustees by vote of sole shareholder at the inception of the Trust on December 6, 1995. Ms. Jarrett and Ms. Wolff are recommended for election by shareholders for the first time, although Ms. Wolff is currently a Trustee, having been appointed by the Board on February 5, 1998, effective as of July 16, 1998. Mr. Roth shall continue to serve as a trustee until December 31, 1999 and the election of Ms. Jarrett to the Board of Trustees shall be effective January 1, 2000.

         The six nominees who are proposed to be elected as trustees of the Trust shall serve until their successors are elected and qualified or until their earlier death, retirement, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a trustee.

         A shareholder using the enclosed form of proxy may vote for all or for any of the nominees to the Trust's Board of Trustees or withhold his or her vote from all or any of the nominees. If, for any reason, a nominee shall become unavailable for election, votes cast on the enclosed proxy card may be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes at the Meeting. Nothing, however, indicates that such a situation will arise. The following table sets forth certain information regarding the nominees:


                                                                                                AMOUNT OF BENEFICIAL
                                                                                               OWNERSHIP OF SHARES OF
         NAME AND AGE                                PRINCIPAL OCCUPATION DURING PAST FIVE    THE FUNDS AT SEPTEMBER
     AT SEPTEMBER 1, 1999         TRUSTEE SINCE             YEARS AND DIRECTORSHIPS                   1, 1999
     --------------------         -------------             -----------------------                   -------


Edgar R. Fiedler                       1995         Senior Fellow and Economic Counselor,               _____
70                                                  The Conference Board; and Director or
                                                    Trustee, The Stanley Works,
                                                    AARP-Income Trust, Scudder
                                                    Institutional Funds, Scudder
                                                    Pathway Series, Farmer's
                                                    Investment Trust, Brazil
                                                    Fund and PEG Capital
                                                    Management.

C. Gary Gerst                          1995         Chairman Emeritus (1993-Present) and                _____
60                                                  formerly Co-Chairman, Jones Lang
                                                    LaSalle, formerly LaSalle Partners Ltd.
                                                    (real estate investment management and
                                                    consulting); and Director, Trustee or
                                                    Partner, Nonlinear Dynamics, Inc. and
                                                    Evanston Northwestern Healthcare
                                                    (1992-1998).

Valerie B. Jarrett                     1999         Executive Vice President, The Habitat               _____
43                                                  Company (residential property
                                                    development); Chairman of the Board of
                                                    Directors, Chicago Transit


                                       6


                                                                                                AMOUNT OF BENEFICIAL
                                                                                               OWNERSHIP OF SHARES OF
         NAME AND AGE                                PRINCIPAL OCCUPATION DURING PAST FIVE    THE FUNDS AT SEPTEMBER
     AT SEPTEMBER 1, 1999         TRUSTEE SINCE             YEARS AND DIRECTORSHIPS                   1, 1999
     --------------------         -------------             -----------------------                   -------


                                                    Authority; and Commissioner, City of
                                                    Chicago, Department of Planning and
                                                    Development (1992-1995).

John W. McCarter, Jr.                  1995         President and Chief Executive Officer,              _____
61                                                  The Field Museum of Natural History
                                                    (1996-Present); Senior Vice President
                                                    and Director, Booz-Allen & Hamilton,
                                                    Inc. (consulting firm) (1987-1997); and
                                                    Director of W. W. Grainger, Inc., A. M.
                                                    Castle, Inc. and Pittway Corporation
                                                    LaSalle Partners U.S. Real Estate Fund.

Ernest M. Roth                         1995         Consultant (1992-Present); Former                   _____
72                                                  Senior Vice President and Chief
                                                    Financial Officer, Commonwealth Edison
                                                    Company; Director, LaRabida
                                                    Children's Hospital; and
                                                    Chairman, LaRabida
                                                    Children's Foundation.

Paula Wolff                            1998         President, Governors State University;             _____
54                                                  Chair, University of Chicago Hospitals;
                                                    and Director, Ariel Capital Management,
                                                    Inc.


         Mr. Gerst is Chairman of the Board of Trustees. The Board of Trustees has an Audit Committee, Nominating Committee and Pricing Committee. Each member of the Board of Trustees is also a member of each committee. The Audit Committee is responsible for recommending independent public accountants to audit financial statements of the Funds and reviewing the scope and results of the audits. The Nominating Committee is responsible for recommending nominees for election as Trustees. The Pricing Committee determines a fair value of portfolio securities in cases when a market quotation is not readily available or a Fund's investment adviser believes that a market quotation or valuation provided by an approved pricing methodology does not represent a fair value.

         Each trustee also serves as a director of HT Insight Funds, Inc. (the "Company"). For his or her services to the Trust and the Company, each trustee/director receives aggregate compensation of an annual retainer of $15,000 ($22,500 in the case of the Chairman of the Board), a fee for attendance at meetings of one or both boards of $3,500 (or $500 if attendance is by telephone) and a fee for attendance at a meeting of any committee of one or both boards of $1,000 (or $250 if attendance is by telephone). During the fiscal year ended December 31, 1998, the Board of Trustees met five times, the Audit Committee met twice, the Nominating Committee did not meet and the Pricing Committee met once. Each of the current trustees attended 75% or more of the meetings of the Board of Trustees and committees of the Board. The following table shows the aggregate compensation received by the trustees for 1998:


                                                                        FROM THE FUND COMPLEX(1)
                                                                        ------------------------
                                                                       AVERAGE
NAME OF TRUSTEE                  FROM THE TRUST (13 FUNDS)             PER FUND            TOTAL
---------------                  -------------------------             --------            -----


C. Gary Gerst, Chairman                $ 12,450                       $ 2,306           $ 41,500
Edgar R. Fiedler                         10,200 (2)                     1,889(2)          34,000(2)
John W. McCarter, Jr.                    10,200                         1,889             34,000
Ernest M. Roth                           10,200                         1,889             34,000
Paula Wolff(3)                            5,100                           944             17,000


(1) "Fund Complex" includes the Trust and the Company, comprising 18 mutual funds.

(2) For the period June 1988 through December 31, 1998, the total amount of compensation (including interest) payable or accrued for Mr. Fiedler was $208,083 pursuant to the Deferred Compensation Plan of the Fund Complex for its independent directors/trustees.

(3) Became a trustee on July 16, 1998.

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               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                 VOTE "FOR" EACH NOMINEE INCLUDED IN PROPOSAL 1.
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PROPOSAL 2:  RATIFICATION OF THE SELECTION OF
             PRICEWATERHOUSECOOPERS LLP AS THE TRUST'S
             INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Trustees has selected PricewaterhouseCoopers LLP ("PWC") to serve as independent public accountants to audit the financial statements of each Fund for the fiscal year ending December 31, 1999. PWC has advised the Trust that neither it, nor any of its members, has any other relationship with the Trust, and that none of them has any direct or indirect material financial interest in the Trust. No representatives of PWC are expected to be present at the Meeting, although a representative will be available via teleconference to answer any shareholder questions. PWC has served as the auditor for the Funds since inception.

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               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 2.
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PROPOSAL 3:  APPROVAL OF CERTAIN CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT
             RESTRICTIONS

         Harris Trust and Savings Bank, the Funds' investment adviser (the "Adviser"), and Harris Investment Management, Inc., the portfolio management agent for the Funds ("HIM"), conducted an analysis of each Fund's fundamental and non-fundamental investment restrictions and, where practical and consistent with a Fund's investment objective, recommended to the Board of Trustees certain changes in the restrictions in order to provide greater investment flexibility and to increase standardization among the Funds and thereby promote operating efficiencies and facilitate compliance monitoring.

         Those specific investment restrictions that are designated "fundamental" can be changed only by shareholder vote. Accordingly, the Board of Trustees has approved and recommends for submission to each Fund's shareholders for their approval amendments to certain of the Funds' fundamental investment restrictions and reclassification of certain restrictions as non-fundamental. Each of the following proposals applies to all the Funds unless otherwise specified.

A. LIMITATION REGARDING DIVERSIFICATION [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding diversification is proposed to be amended and reclassified as a non-fundamental investment restriction. The text of the current restriction follows with the text of the proposed restriction in italics:

                  Each Fund is diversified as that term is defined in the 1940 Act. As a matter of fundamental policy, no Fund may invest more than 5% of the current value of its total assets in the securities of any one issuer (other than U.S. Government Securities), except that up to 25% of the value of the total assets of a Fund (other than a Money Market
         Fund) may be invested without regard to this limitation. Notwithstanding that policy, each of the Money Market Funds may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time.

                  [No diversified Fund may,] with respect to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except for securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

         Discussion. The changes contemplated above would provide each of the Money Market Funds with greater investment flexibility by permitting those Funds to invest up to 25% of their total assets without regard to the current limitation. Although this would not change these Funds' legal status as a diversified investment company, it could result in reduced diversification for up to 25% of a Fund's portfolio to the extent permitted under the 1940 Act. To the extent that a portion of a Fund's total assets is invested in a smaller number of issuers as a result of this change, the possibilities for losses or gains on such investments will be increased over what they would have been had the 5% of total assets limit continued to apply to all of the Fund's assets. The proposed changes, together with Proposal 4 discussed below, also exclude from the 5% limitation investments in another registered investment company in the event a Fund adopts a master fund/feeder fund structure. A non-fundamental investment restriction may be changed by the Board of Trustees without shareholder approval.

B.       LIMITATION REGARDING INVESTMENT IN ANY ONE ISSUER [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding investment in the securities of a single issuer is proposed to be amended and reclassified as a non-fundamental investment restriction. The text of the current restriction follows with the text of the proposed restriction in italics:

                  As a matter of fundamental policy, no Fund may purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer. [each of the Money Market Funds may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time.]

                  [No Fund may,] with respect to 75% of its assets, acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

         Discussion. The changes are proposed in order to clarify the language of the current restriction and, in conjunction with Proposal 4 discussed below, exclude from the 10% limitation investments in another registered investment company in the event a Fund adopts a master fund/feeder fund structure. A non-fundamental investment restriction may be changed by the Board of Trustees without shareholder approval.

C.       LIMITATION REGARDING CONCENTRATION [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding concentration in the securities of issuers in a single industry is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                  Each Fund is prohibited from concentrating its assets in the securities of issuers in a single industry. As a matter of fundamental policy, no Fund may purchase the securities of issuers conducting their principal business activity in the same industry if, as an immediate result of the purchase, the value of its investments in that industry would exceed 25% of the current value of its total assets. That limitation does not apply to investments in (i) municipal obligations (for the purpose of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users); (ii) U.S. Government Securities; and (iii) in the case of the Money Market Fund, bank obligations that are otherwise permitted as investments. Although not a matter of fundamental policy, the Funds consider the securities of foreign governments to be a separate industry for purposes of the 25% asset limitation on investments in the securities of issuers conducting their principal business activity in the same industry. [...each of the Money Market Funds may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time.]

                  [No Fund may] invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that (a) this restriction does not apply to investments in (i) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, (ii) municipal obligations (for purposes of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users), and
         (iii) in the case of the Money Market Fund, bank obligations that are otherwise permitted as investments, and (b) all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

         Discussion. The changes are proposed in order to clarify the language of the current restriction and omit any unnecessary discussion regarding a non-fundamental policy and, in conjunction with Proposal 4 discussed below, permit investments in another registered investment company in the event a Fund adopts a master fund/feeder fund structure.

D. LIMITATION REGARDING BORROWING AND PURCHASES OR SALES OF COMMODITIES, FUTURES AND OPTIONS [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding borrowing and purchases or sales of commodities, futures and options is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                  [No Fund may]...borrow money (except that each Fund may borrow from banks up to 10% of the current value of such Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of not more than 10% of the current value of the Fund's total assets, but investments may not be purchased by such Fund while, with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds, any such borrowing exists and, with respect to the remaining Funds, any aggregate borrowings in excess of 5% exist).

                  [No Fund may] purchase or sell ... commodities or commodity contracts (except (i) with respect to the Short/Intermediate Bond Fund, the Equity Fund and the Money Market Funds, stock index futures and options on stock indices, (ii) with respect to the International Fund, futures, options, options on futures and forward contracts, and (iii) with respect to the remaining Funds, futures, options and options on futures).

                  [No Fund may] borrow money except to the extent permitted by applicable law, regulation or order.

         Discussion. The changes are proposed in order to modify the current restriction to correspond to current regulatory positions with regard to borrowings and apply the restriction equally to all Funds.

E.       LIMITATION REGARDING ISSUANCE OF SENIOR SECURITIES [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding the issuance of senior securities is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                  [No Fund may] issue senior securities...

                  [No Fund may] issue any senior security except to the extent permitted by applicable law, regulation or order.

         Discussion. The changes are proposed in order to permit the issuance of senior securities to the extent authorized by law.

F. LIMITATION REGARDING THE UNDERWRITING OF A DISTRIBUTION OF THE SECURITIES OF OTHER ISSUERS [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding the underwriting of a distribution of the securities of other issuers is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                  [No Fund may] underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting;

                  [...each of the Money Market Funds may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time.]

                  [No Fund may] underwrite the distribution of securities of other issuers; however, (a) the Fund may acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale and (b) all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

         Discussion. The changes are proposed to identify investments permitted under the 1940 Act and, in conjunction with Proposal 4 discussed below, permit investments in another registered investment company in the event a Fund adopts a master fund/feeder fund structure.

G.       LIMITATION REGARDING LOANS [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding loans is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                  [No Fund may] make loans, except loans of portfolio securities and except that each Fund may purchase or hold a portion of an issue of publicly distributed bonds, debentures or other obligations, purchase negotiable certificates of deposit and bankers' acceptances and enter into repurchase agreements with respect to its portfolio securities [...each of the Money Market Funds may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time.]

                  [No Fund may] make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in money market instruments or repurchase agreements,1 (c) participating in an interfund lending program among Funds having a common investment adviser or distributor to the extent permitted by applicable law or (d) lending its portfolio securities [the Fund will not lend securities having a value in excess of 33-1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).]

         Discussion. The changes are proposed in order to clarify the language of the current restriction, permit participation in an interfund lending program and, in conjunction with Proposal 4 discussed below, permit investments in another registered investment company in the event a Fund adopts a master fund/feeder fund structure.

H. LIMITATION REGARDING THE PURCHASE OR SALE OF REAL ESTATE AND RELATED INVESTMENTS [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding the purchase or sale of real estate and related investments is proposed to be amended. The text of the current restriction follows with the text of the proposed restrictions in italics:

                  [No Fund may] purchase or sell real estate (other than securities secured by real estate or interests therein, securities backed by mortgages or securities issued by companies that invest in real estate or interests therein), real estate limited partnerships.

                  [No Fund may] purchase or sell real estate or interests in real estate, although it may invest in securities secured by interests in real estate and securities of enterprises that invest in real estate or interests in real estate, and may acquire and dispose of real estate or interests in real estate acquired through the exercise of rights as a holder of debt obligations secured by real estate or interests therein.

         Discussion. The changes are proposed in order to clarify the types of investments permitted under the 1940 Act by this restriction.

-----------------
1 A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

I. LIMITATIONS REGARDING THE PURCHASE OR SALE OF COMMODITIES OR COMMODITY CONTRACTS [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding the purchase or sale of commodities or commodity contracts is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                  [No Fund may] purchase or sell ... commodities or commodity contracts (except (i) with respect to the Short/Intermediate Bond Fund, the Equity Fund and the Money Market Funds, stock index futures and options on stock indices, (ii) with respect to the International Fund, futures, options, options on futures and forward contracts, and (iii) with respect to the remaining Funds, futures, options and options on futures)

                  [No Fund may] purchase or sell commodities or commodity contracts, except that it may enter into (a) futures, options, and options on futures, (b) forward contracts, and (c) other financial transactions not requiring the delivery of physical commodities.

         Discussion. The changes are proposed in order to simplify the language of the current restriction and apply it equally to all Funds.

J. LIMITATION REGARDING THE PURCHASE OF SECURITIES OF OTHER INVESTMENT COMPANIES [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding the purchase of securities of other investment companies is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                  the Short/Intermediate Bond Fund, the Equity Fund or a Money Market Fund, [may not]purchase securities of other investment companies, except securities of certain money market funds in accordance with the respective Fund's investment objectives and policies and to the extent permissible under the 1940 Act, and except in connection with a merger, consolidation, acquisition, spin-off or reorganization.

                  [...each of the Money Market Funds may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time.]

                  [No Fund may] invest in the securities of other investment companies except to the extent permitted by applicable law, regulation or order or rule of the SEC.

         Discussion. The changes are proposed in order to apply this restriction equally to all Funds and, in conjunction with Proposal 4 discussed below, permit investments in another registered investment company in the event a Fund adopts a master fund/feeder fund structure.

K.       LIMITATIONS REGARDING THE PURCHASE OF SECURITIES ON MARGIN [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding the purchase of securities on margin is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                  [No Fund may] purchase securities on margin (except (i) with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds, for short-term credits necessary for the clearance of transactions and margin payments in connection with transactions in stock index futures contracts, and (ii) with respect to the remaining Funds, for short-term credits necessary for the clearance of transactions and margin payments in connection with transactions in futures, options and options on futures) or (except with respect to Emerging Markets Fund) make short sales of securities;

                  [No Fund may] purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions) or participate in a joint or on a joint or several basis in any trading account in securities.

         Discussion. The changes are proposed in order to: 1) simplify the language of the current restriction; 2) apply the restriction equally to all Funds; and 3) prohibit certain transactions not permitted under existing laws and regulations. It is also proposed that this restriction be reclassified as "non-fundamental." A non-fundamental restriction may be changed by the Board of Trustees without shareholder approval.

L.       LIMITATION REGARDING INVESTMENTS IN ILLIQUID SECURITIES [ALL FUND]

          Each Fund's fundamental investment restriction regarding investments in illiquid securities is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                  the Equity Fund, the Short/Intermediate Bond Fund or a Money Market Fund [may not], invest an amount in excess of 10% (and 15% for the Emerging Markets Fund) of the current value of such Fund's net assets in repurchase agreements having maturities of more than seven days, variable amount master demand notes having notice periods of more than seven days, fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, securities that are not readily marketable and other illiquid securities (including certain GICs and BICs);

                  [No Fund may] invest more than 15% (10% in the case of a Money Market Fund) of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

         Discussion. The changes are proposed in order to simplify the language of the current restriction and clarify that the restriction applies equally to all Funds (but with a different limit for the Money Market Funds). It is also proposed that this restriction be reclassified as "non-fundamental." A non-fundamental restriction may be changed by the Board of Trustees without shareholder approval.

M.       LIMITATION REGARDING SHORT SALES OF SECURITIES [ALL FUNDS]

         Each Fund's fundamental investment restriction regarding short sales of securities is proposed to be amended. The text of the current restriction follows with the text of the proposed restriction in italics:

                  [No Fund may](except with respect to Emerging Markets Fund) make short sales of securities;

                  [No Fund may] make short sales of securities unless (a) the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities or (b) the securities sold are "when issued" or "when distributed" securities that the Fund expects to receive in a recapitalization, reorganization or other exchange for securities that it contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales.

         Discussion. The changes are proposed in order to apply the restriction equally to all Funds and to conform with current mutual fund practice and regulations. It is also proposed that this restriction be reclassified as "non-fundamental." A non-fundamental restriction may be changed by the Board of Trustees without shareholder approval.

N. DELETION OF RESTRICTION REGARDING INVESTMENT FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT [ALL FUNDS]

         It is proposed that each Fund's fundamental investment restriction regarding investment for the purpose of exercising control or management be deleted. The text of the current restriction follows:

                  [No Fund may] make investments for the purpose of exercising control or management.

         Discussion: When the current restriction was adopted, the Trust was subject to the laws of certain states which required this specific policy on investing for the purpose of management or control. Since the enactment of the National Securities Markets Improvement Act, the states no longer have jurisdiction over this policy of the Trust with regard to investment for the purpose of management or control.

-------------------------------------------------------------------------------
               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                      VOTE "FOR" EACH OF PROPOSALS 3A - 3N.
-------------------------------------------------------------------------------

PROPOSAL 4:  APPROVAL OF A MASTER FUND/FEEDER FUND STRUCTURE

         The Board of Trustees has approved and recommends that shareholders of each Fund approve a proposal to permit each Fund to invest substantially all of its investable assets in another open-end management investment company having the same investment objective and substantially similar policies and restrictions (the "Master Fund/Feeder Fund Structure"). Prior to any such actual investment, however, the Board of Trustees would be required to approve the transaction and shareholders would be notified. The purpose of such an arrangement is to achieve certain operational efficiencies, assuming that the assets of the Master Fund are greater than the assets of any individual Feeder Fund. Although the Board of Trustees has not determined that any of the Funds should convert to a Master Fund/Feeder Fund Structure at this time, the Board of Trustees believes it could be in the best interests of some or all of the Funds at some future date.

         Certain restrictions set forth in the Trust's Fundamental Investment Restrictions currently prohibit or limit investment by a Fund in another investment company as described above. In order to facilitate conversion to a Master Fund/Feeder Fund Structure, the following is proposed to be adopted as a fundamental investment policy of each Fund:

         "None of the foregoing investment policies or restrictions of the Fund shall prohibit the Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company having the same investment objective and substantially similar policies and restrictions."

         If this proposal is approved by shareholders of a Fund, the Board of Trustees could vote at some time in the future to convert the Fund into a "Feeder Fund" under which all of the assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for shares of beneficial interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund's shareholders would not be altered by this change.)

         Any Master Fund in which a Feeder Fund would invest would be required to have the same investment objective and substantially similar policies and restrictions as the Feeder Fund. Accordingly, by investing in a Master Fund, the Feeder Fund would continue to pursue its then current investment objective and policies in substantially the same manner, except that it would pursue that objective through its investment in the Master Fund rather than through direct investments in the types of securities dictated by its investment objectives and policies. The Master Fund, whose shares could be offered to other feeder funds or other investors in addition to the Feeder Fund, would invest in the same type of securities in which the Fund would have directly invested, providing substantially the same investment results to the Feeder Fund's shareholders. However, the expense ratios, the yields, and the total returns of other investors in the Master Fund may be different from those of the Feeder Fund due to differences in Feeder Fund expenses.

         By investing substantially all of its assets in a Master Fund, a Feeder Fund could expect to be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds is expected to achieve a lower ratio of operating expenses to net assets. A Master Fund may be offered to an undetermined number of other Feeder Funds. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place.

         If a Fund invests substantially all of its assets in a Master Fund, the Fund would no longer require portfolio management services. For this reason, if the Board of Trustees were to convert a Fund into a Feeder Fund, the existing investment advisory agreement between the Trust and the Adviser relating to that Fund would be terminated, although the Feeder Fund would continue to have an administration agreement with the Adviser or another party for the provision of certain administrative services on terms approved by the non-interested Trustees of the Trust.

         Master Funds. The investment objective of any Master Fund would be the same as the investment objective of the applicable Feeder Fund which would invest in it. If the Proposal is adopted and if the Board of Trustees were to vote to convert a Fund into a Feeder Fund, the Fund's assets would no longer be directly invested in the securities of multiple issuers, but rather would be invested in the securities of a single issuer, i.e., the Master Fund, which would be registered as an open-end management investment company under the 1940 Act. Since the assets of the Master Fund would be invested in a portfolio of securities substantially similar to those in which the Feeder Fund is authorized to invest, the Board of Trustees believes that there would be no material differences in risk to shareholders of a Fund investing indirectly through a Master Fund rather than directly in the types of securities in which the Fund is authorized to invest.

         A Feeder Fund may withdraw its investment in a Master Fund at any time if the Board of Trustees determines that it is in the best interests of the shareholders of the Feeder Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restriction of the Feeder Fund. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having substantially the same investment objective as the Feeder Fund or the retaining of an investment adviser to directly invest the Feeder Fund's assets in accordance with its investment objective and policies.

         Whenever a Feeder Fund is asked to vote on a proposal by the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

         Once its assets are invested in a Master Fund, a Feeder Fund will value its holdings (i.e., shares issued by the Master Fund) at their fair value, which will be based on the daily net asset value of the Master Fund. The net income of the Feeder Fund will be determined at the same time and on the same days as the net income of the Master Fund is determined, which would be the same time and days that the Feeder Fund uses for this purpose.

         Investments in a Master Fund would have no preemptive or conversion rights and would be fully paid and non-assessable, except as set forth below. Similar to the Trust, a Master Fund would not be required to hold annual meetings of its shareholders, but the Master Fund would be required to hold special meetings of shareholders when, in the judgment of its trustees, it is necessary or desirable to submit matters for a shareholder vote. Other shareholders in a Master Fund have rights similar to those of Feeder Fund shareholders; under certain circumstances (e.g., upon application and submission of certain specified documents to the Board of Trustees by a specified number of investors), they have the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more of the Master Fund's trustees. Shareholders also have the right to remove one or more trustees, without a meeting, by a declaration in writing by a specified number of shareholders. Upon liquidation of a Master Fund, investors would be entitled to share pro rata in the net assets of the Master Fund available for distribution to shareholders.

         Each Master Fund shareholder would be entitled to a vote in proportion to the share of its investment in the Master Fund. Investments in a Master Fund would not be transferable, but a shareholder (such as a Feeder Fund) could redeem all or any portion of its investment at any time at net asset value.

         Tax Considerations. The implementation of a Master Fund/Feeder Fund structure is not expected to have any adverse tax effects on the Funds or their shareholders. As a condition of and prior to implementation of conversion of a Fund to a Master Fund/Feeder Fund Structure, the Trust would either obtain a private letter ruling from the Internal Revenue Service or receive an opinion of counsel that no gain or loss for Federal income tax purposes would be recognized by the Feeder Fund, the Master Fund, or the shareholders of the Feeder Fund in connection with the transfer of the Feeder Fund's assets to the Master Fund in exchange for shares of beneficial interest in the Master Fund.

         A Feeder Fund would continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Feeder Fund must meet certain income, distribution, and diversification requirements. It is expected that any Feeder Fund's investment in a Master Fund will satisfy these requirements. Provided each Feeder Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Feeder Fund would not pay any Federal income or excise taxes. Any Master Fund would qualify and elect to be treated as a "partnership" under the Code and, therefore, would also not expect to be required to pay any Federal income or excise taxes. Income dividends and any capital gain distributions by a Master Fund to a Feeder Fund will be distributed by the Feeder Fund to its shareholders, and such payments will be subject to Federal and applicable state income taxes on that Feeder Fund's shareholders.

-------------------------------------------------------------------------------
               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 4.
-------------------------------------------------------------------------------

PROPOSAL 5:  APPROVAL OF A PROPOSAL TO PERMIT HARRIS TRUST AND SAVINGS BANK,
             SUBJECT TO THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, TO ENTER INTO OR AMEND SUB-ADVISORY AGREEMENTS WITH SUB-ADVISERS FOR THE FUNDS WITHOUT OBTAINING SHAREHOLDER APPROVAL

         The Trust proposes to operate in a manner in which it may from time to time, to the extent permitted by any exemption or exemptions granted by the SEC, permit the Board of Trustees to authorize the Adviser to enter into new or amended agreements with sub-advisers with respect to the Funds without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Funds pursuant to such sub-advisory agreements.

         The 1940 Act generally provides that an investment adviser or sub-adviser to a mutual fund may act as such only pursuant to a written contract which has been approved by a vote of the fund's shareholders and by a vote of a majority of the trustees of the fund who are not parties to such contract or agreement or interested persons of any party to such contract or agreement. However, the Trust and the Adviser have applied to the SEC for an exemption from the shareholder approval requirement with respect to new or amended sub-advisory agreements that may be entered into from time to time between the Adviser and sub-advisers with respect to the Funds, under certain circumstances and subject to certain conditions (the "Exemption Application"). If the SEC grants an exemptive order as sought in the Exemption Application or any amendment thereto (the "Exemptive Order"), the Adviser would be permitted, under certain conditions, to enter into new or amended sub-advisory agreements, including agreements with new sub-advisers (including, if permitted by the Exemptive Order, a sub-adviser that is affiliated with the Funds or the Adviser), and agreements with existing sub-advisers if there is an "assignment," as defined in the 1940 Act, or other event causing termination of the existing sub-advisory agreement. Nonetheless, under the 1940 Act, even if the Exemptive Order is granted, any sub-advisory agreement would be subject to approval by a majority of the Trustees of the Trust who are not parties to or interested persons of any party to the agreement. Furthermore, the Trust would still require shareholder approval to amend its Advisory Agreement with the Adviser (including any amendment to raise the management fee rate payable under such agreement) or to enter into a new Advisory Agreement with the Adviser or any other investment adviser.

         It is expected that, if the Exemptive Order is granted, it will be a condition to such exemption that, among other things, a majority of the outstanding voting securities of the Funds first approve the operation of the Funds as proposed in the Exemption Application, i.e., permitting the Adviser to enter into sub-advisory agreements with sub-advisers in the future without obtaining shareholder approval of each agreement. It is also expected that the Exemptive Order may include as a condition a requirement that, within 90 days after the hiring of any new sub-adviser or the implementation of any proposed material change in a Sub-Advisory Agreement, the Trust will furnish shareholders the information about the new sub-adviser and sub-advisory agreement that would have been included in a proxy statement relating to shareholder approval of such agreement.

         The Trust has applied for the Exemptive Order for several reasons. The Trust utilizes an adviser/sub-adviser management structure, in which the Adviser acts as the Funds' investment adviser, delegating the day-to-day portfolio management for the Funds to HIM. Under such a structure, HIM acts in a capacity similar to that of the portfolio manager in a more traditional structure that does not involve a sub-adviser. Specifically, HIM, like portfolio managers in a more traditional structure, manages the Funds' portfolios, under the oversight and supervision of the Adviser. If a new sub-adviser was retained, the Adviser would continue in its role as investment adviser and would continue to exercise oversight and supervision of the Funds' investment affairs as conducted by the new sub-adviser. Changing a Fund's sub-adviser is, therefore, analogous to replacing the portfolio manager of a single-manager managed fund, which does not require shareholder approval under the 1940 Act.

         In addition, given the Trust's management structure, the shareholder approval requirement under the 1940 Act may cause a Fund's shareholders to incur unnecessary expenses and could hinder the prompt implementation of sub-advisory changes that are in the best interest of the shareholders, such as prompt removal of a sub-adviser if circumstances warrant such removal. The Trustees of the Trust believe that without the ability to employ promptly a new sub-adviser or re-employ promptly a current sub-adviser, as the case may be, investors' expectations may be frustrated and a Fund and its shareholders could be seriously disadvantaged under various circumstances, such as the following: (i) where a sub-adviser has been terminated because its performance was unsatisfactory or its retention was otherwise deemed inadvisable; (ii) where a sub-adviser has resigned; and (iii) where there has been a change in control of a sub-adviser resulting in the termination of the sub-advisory agreement.

         In the absence of an exemption, to obtain the shareholder approval required by the 1940 Act for a sub-advisory agreement, a Fund must convene a shareholder's meeting, which invariably involves considerable delay and expense. Where the Adviser has recommended replacement of a sub-adviser, and the Trustees of the Trust have determined that such replacement is necessary, the Fund could receive less than satisfactory sub-advisory services prior to the time that an agreement with a new sub-adviser is approved by shareholders. Also, in that situation or where there has been an unexpected resignation or change in control of a sub-adviser (events that, in many cases, are beyond the control of a Fund), the Fund may be forced to operate with a less than satisfactory sub-adviser for some period of time. In such circumstances, without the ability to engage a new sub-adviser promptly, the Adviser might have to assume direct responsibility on a temporary basis for management of the assets previously managed by a sub-adviser.

-------------------------------------------------------------------------------
               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 5.
-------------------------------------------------------------------------------

PROPOSAL 6:  APPROVAL OF A PROPOSED AMENDMENT TO THE TRUST'S DECLARATION OF
             TRUST TO PROVIDE FOR DOLLAR-BASED VOTING RIGHTS

         The Board of Trustees recommends that shareholders approve a proposed amendment to Article V, Section 5.9 of the Trust's Declaration of Trust ("Declaration of Trust") to provide that voting rights be based on the value of a shareholder's total dollar interest in a Fund rather than on the number of shares owned. If the change is approved by shareholders of each Fund, Article V,
Section 5.9 of the Declaration of Trust will be amended to read as follows (proposed additions are underscored and deletions are stricken):

                    ARTICLE V: SHARES OF BENEFICIAL INTEREST

                  Section 5.9 Voting Powers The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12;
         (ii) with respect to any investment advisory contract entered into pursuant to Section 3.2; (iii) with respect to termination of the Trust or a Series thereof as provided in Section 8.2; (iv) with respect to any amendment of this Declaration to the extent and as provided in
         Section 8.3; (v) with respect to any merger, consolidation or sale of assets as provided in Section 8.4; (vi) with respect to incorporation of the Trust to the extent and as provided in Section 8.5; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or a Series thereof or the Shareholders of either; (viii) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters; and
         (ix) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-Laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share (or fractional Share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the Share (or fractional Share) in United States dollars determined at the close of business on the record date (for example, a Share having a net asset value of $10.50 would be entitled to 10.5 votes). On any matter submitted to Shareholders all shares shall be voted in the aggregate and not by individual Series except (1) when required by the 1940 Act or any rule thereunder Shares shall be voted by individual Series or Class and (2) when the Trustees shall have determined that the matter affects only the interests of one or more Series or Classes thereof, then only the Shareholders of such Series or Classes thereof shall be entitled to vote thereon. The Trustees may, in conjunction with the establishment of any Series or any Classes of Shares, establish conditions under which the several Series or Classes of Shares shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

         Discussion. The Trust is an open-end management investment company organized as a Massachusetts business trust. Currently, the Trust has thirteen Funds. Shareholders of each Fund vote separately on matters concerning only that Fund and all Funds in the Trust vote together on matters that affect the Trust as a whole, such as the election of trustees. Under the current Declaration of Trust, each share is entitled to one vote regardless of the relative value of the shares of each Fund in the Trust. The original intent of the one share, one vote provision was to provide equitable voting rights as required by the 1940 Act. However, in a case where an investment company (such as the Trust) has several Funds, voting rights may be disproportionate since the net asset values per share of the separate Funds are different. The SEC has issued a "no-action" letter permitting investment companies to seek shareholder approval of a dollar-based voting system. The proposed amendment complies with the no-action letter.

         If approved, the amendment would provide a more equitable distribution of voting rights than the current one share, one vote system. The voting power of shareholders would be commensurate with the value of the shareholders' dollar investment rather than with the number of shares held. Under the current voting provisions, an investment in a Fund with a lower net asset value may have significantly greater voting power than the same dollar amount invested in a Fund with a higher net asset value. The table below shows a hypothetical example of an investment with a value of $1,000 in various funds:



                                                                         ---------------------------------------------
                                                                                       Number of Votes
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
          Fund               Net Asset Value        Number of Shares        1 Share/1 Vote          Dollar-Based
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


           A                     $10.00                 100.000                 100.000                 1,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
           B                     $14.65                  68.260                 68.260                  1,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
           C                     $23.85                  41.929                 41.929                  1,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
           D                     $30.00                  33.334                 33.334                  1,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


         In this example, the shareholder voting "Fund A" shares on a one share, one vote basis would have three times the voting power of the "Fund D" shares. Accordingly, a one share, one vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other Funds in the Trust. If dollar-based voting had been in effect, each shareholder in the example would have had 1,000 votes. Their voting power would be proportionate to their economic interest, which the Board of Trustees believes is a more equitable arrangement.

         The table below shows the net asset value and number of outstanding shares of each Fund as of the record date, October 1, 1999, and the impact of the proposed change to dollar-based voting:


                                                                         ---------------------------------------------
                                                                                       Number of Votes
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
          Fund               Net Asset Value        Number of Shares        1 Share/1 Vote          Dollar-Based
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Balanced                            $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Index                               $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equity Income                       $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Growth                              $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Small-Cap Value                     $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Small-Cap                           $
  Opportunity
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
International                       $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Emerging                            $
  Markets
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Convertible                         $
  Securities
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Tax-Exempt                          $
  Bond
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Bond                                $
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Intermediate                        $
  Tax-Exempt
  Bond
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Intermediate                        $
  Government
  Bond
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


         Although shareholders' relative voting rights would change under the proposal with respect to voting on matters that affect the Trust, when voting on matters that only affect their Fund, shareholders would have the same relative voting rights as other shareholders in that Fund, since the net asset value of all shares of a particular Fund is the same. On Trust-wide votes in the future, shareholders who own shares with a lower net asset value than other Funds in the Trust would be giving shareholders of other Funds more voting power than they otherwise would have had.

-------------------------------------------------------------------------------
               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 6.
-------------------------------------------------------------------------------

PROPOSAL 7:  OTHER MATTERS THAT MAY COME BEFORE THE MEETING

         The Board of Trustees does not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the persons named in the proxy card will vote in accordance with their judgment.

                             ADDITIONAL INFORMATION

         Other Shareholder Information. As of the record date, October 1, 1999, the officers and trustees of the Trust beneficially owned less than 1% of the Shares of each Fund and the name, address and share ownership of each person who owned of record 5% or more of the outstanding shares of the Trust (or any Fund) are listed in the following table:

                        [ADD 5% SHAREHOLDER INFORMATION]

         *To the extent that a shareholder is the beneficial owner of more than 25% of the outstanding shares of a Fund, that shareholder may be deemed to be a "control person" of that Fund for purposes of the 1940 Act.

         Officers. Officers of the Trust are elected by the Board and hold office until they resign, are removed or are otherwise disqualifed to serve. The following table sets forth certain information about the Trust's officers:


NAME AND AGE                        POSITION HELD                     PRINCIPAL OCCUPATION(S)
AT OCTOBER 1, 1999                  WITH THE TRUST                    DURING THE PAST 5 YEARS
------------------                  --------------                    -----------------------


Philip H. Rinnander                 President                         President and Chief Executive Officer  (June,
55                                                                    1999-Present) and Managing Director and Chief
                                                                      Financial Officer (1995-1999), Provident
                                                                      Distributors, Inc.; President of NAVAID
                                                                      Financial Services (1995-1999)
                                                                      (broker-dealer); and Executive Vice-President
                                                                      of Core States Financial Corp. (1988-1994).

Jason A. Greim                      Vice President                    Director of Mutual Fund Operations, Provident
24                                                                    Distributors, Inc. (1998-Present); and
                                                                      Student, Drexel University (1993-1998).

Gary M. Gardner                     Secretary                         Senior Vice President, PFPC Inc.; and Officer
48                                                                    of certain investment companies.

Thomas J. Ryan                      Treasurer and Chief               Vice President and Director of Accounting,
58                                  Financial Officer                 PFPC Inc.; and Officer of certain investment
                                                                      companies.

David C. Lebisky                    Assistant Secretary               Administrative Officer, PFPC Inc.; Officer of
27                                                                    certain investment companies; and Legal
                                                                      Assistant,


                                       26


NAME AND AGE                        POSITION HELD                     PRINCIPAL OCCUPATION(S)
AT OCTOBER 1, 1999                  WITH THE TRUST                    DURING THE PAST 5 YEARS
------------------                  --------------                    -----------------------


                                                                      Drinker Biddle & Reath, LLP (1994-1996).

Linn Solano                         Assistant Treasurer               Assistant Vice Pesident and Senior Investment
47                                                                    Accounting Manager, PFPC Inc.


         Proxy Solicitation. The Trust has retained Alamo Direct to solicit proxies for the Meeting. Alamo Direct is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $36,000, and will be paid by the Trust. The Trust will also pay the printing and postage costs of the solicitation.

         In addition to solicitation through the mail, proxies may be solicited by officers and agents of the Trust without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. The Trust will reimburse Alamo Direct, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owner of shares held of record by such persons.

         Reports to Shareholders and Financial Statements. The Trust's annual report for the fiscal year ended December 31, 1998 is available at no charge by writing to the Trust at Harris Insight Funds Trust, 400 Bellevue Parkway, Wilmington, Delaware 19809, or by calling the Trust toll-free at 1-800-982-8782.

         Shareholder Proposals. The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust or By-Laws. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                              By Order of the Board of Trustees



                                              Gary M. Gardner
                                              Secretary

PROXY CARD                                                        PROXY CARD

                           HARRIS INSIGHT FUNDS TRUST
                          HARRIS INSIGHT BALANCED FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.


                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                           CONTROL NUMBER:  999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.

                            __________________________________________________
                            Signature
                            __________________________________________________
                            Signature of joint owner, if any
                                                                       , 1999
                            __________________________________________________
                            Date                                        10009B


                           VOTE THIS PROXY CARD TODAY!


This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: o

1.  Election of Trustees:

01  Edgar R. Fiedler        03  Valerie B. Jarrett     05  Ernest M. Roth           FOR     WITHHOLD   FOR ALL
02  C. Gary Gerst           04  John W. McCarter, Jr.  06  Paula Wolff              ALL       ALL      EXCEPT
                                                                                     o         o         o

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.

2.   Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's     FOR     AGAINST    ABSTAIN
     independent public accountants.                                                 o         o         o

3. Approval of certain changes to the Fund's fundamental investment                 FOR     WITHHOLD   FOR ALL
   restrictions:                                                                    ALL       ALL      EXCEPT
                                                                                     o         o         o
     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration,
     (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans, (3H)
     Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities, (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT"
BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:                              FOR     AGAINST    ABSTAIN
                                                                                      o         o          o
4. Approval of a Master Fund/Feeder Fund structure.

5. Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining
   shareholder approval.                                                             o         o           o

6. Approval of a proposed amendment to the Trust's declaration of trust to
   provide for dollar-based voting rights.                                           o         o           o

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                         10009B

PROXY CARD                                                           PROXY CARD

                           HARRIS INSIGHT FUNDS TRUST
                            HARRIS INSIGHT INDEX FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                           CONTROL NUMBER:  999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.

                            __________________________________________________
                            Signature
                            __________________________________________________
                            Signature of joint owner, if any
                                                                       , 1999
                            __________________________________________________
                            Date                                        10009B


                           VOTE THIS PROXY CARD TODAY!


This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.       Election of Trustees:                                                    FOR     WITHHOLD   FOR ALL
                                                                                  ALL       ALL      EXCEPT
 01  Edgar R. Fiedler    03  Valerie B. Jarrett      05  Ernest M. Roth            o         o          o
 02  C. Gary Gerst       04  John W. McCarter, Jr.   06  Paula Wolff

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.
                                                                                  FOR     AGAINST    ABSTAIN
2.   Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's    o         o          o
     independent public accountants.
                                                                                  FOR     WITHHOLD   FOR ALL
3. Approval of certain changes to the Fund's fundamental investment               ALL       ALL      EXCEPT
restrictions:                                                                      o         o          o

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration,
     (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans,
     (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities, (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT"
BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:
                                                                                  FOR     AGAINST    ABSTAIN
4.   Approval of a Master Fund/Feeder Fund structure.                              o         o          o

5.   Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining
     shareholder approval.                                                         o         o          o

6.   Approval of a proposed amendment to the Trust's declaration of trust to
     provide for dollar-based voting rights.                                       o         o          o

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                         10009B


PROXY CARD                                                           PROXY CARD

                           HARRIS INSIGHT FUNDS TRUST
                        HARRIS INSIGHT EQUITY INCOME FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                           CONTROL NUMBER:  999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.

                            __________________________________________________
                            Signature
                            __________________________________________________
                            Signature of joint owner, if any
                                                                       , 1999
                            __________________________________________________
                            Date                                        10009B


                           VOTE THIS PROXY CARD TODAY!



This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.       Election of Trustees:                                                    FOR     WITHHOLD   FOR ALL
                                                                                  ALL       ALL      EXCEPT
 01  Edgar R. Fiedler    03  Valerie B. Jarrett      05  Ernest M. Roth            o         o          o
 02  C. Gary Gerst       04  John W. McCarter, Jr.   06  Paula Wolff

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.
                                                                                  FOR     AGAINST    ABSTAIN
2.   Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's    o         o          o
     independent public accountants.
                                                                                  FOR     WITHHOLD   FOR ALL
3. Approval of certain changes to the Fund's fundamental investment               ALL       ALL      EXCEPT
restrictions:                                                                      o         o          o

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration,
     (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans,
     (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities, (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT"
BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:
                                                                                  FOR     AGAINST    ABSTAIN
4.   Approval of a Master Fund/Feeder Fund structure.                              o         o          o

5.   Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining
     shareholder approval.                                                         o         o          o

6.   Approval of a proposed amendment to the Trust's declaration of trust to
     provide for dollar-based voting rights.                                       o         o          o

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                         10009B


PROXY CARD                                                          PROXY CARD


                           HARRIS INSIGHT FUNDS TRUST
                           HARRIS INSIGHT GROWTH FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                           CONTROL NUMBER:  999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.

                            __________________________________________________
                            Signature
                            __________________________________________________
                            Signature of joint owner, if any
                                                                       , 1999
                            __________________________________________________
                            Date                                        10009B


                           VOTE THIS PROXY CARD TODAY!



This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.       Election of Trustees:                                                    FOR     WITHHOLD   FOR ALL
                                                                                  ALL       ALL      EXCEPT
 01  Edgar R. Fiedler    03  Valerie B. Jarrett      05  Ernest M. Roth            o         o          o
 02  C. Gary Gerst       04  John W. McCarter, Jr.   06  Paula Wolff

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.
                                                                                  FOR     AGAINST    ABSTAIN
2.   Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's    o         o          o
     independent public accountants.
                                                                                  FOR     WITHHOLD   FOR ALL
3. Approval of certain changes to the Fund's fundamental investment               ALL       ALL      EXCEPT
restrictions:                                                                      o         o          o

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration,
     (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans,
     (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities, (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT"
BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:
                                                                                  FOR     AGAINST    ABSTAIN
4.   Approval of a Master Fund/Feeder Fund structure.                              o         o          o

5.   Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining
     shareholder approval.                                                         o         o          o

6.   Approval of a proposed amendment to the Trust's declaration of trust to
     provide for dollar-based voting rights.                                       o         o          o

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                         10009B


PROXY CARD                                                           PROXY CARD


                           HARRIS INSIGHT FUNDS TRUST
                       HARRIS INSIGHT SMALL-CAP VALUE FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                           CONTROL NUMBER:  999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.

                            __________________________________________________
                            Signature
                            __________________________________________________
                            Signature of joint owner, if any
                                                                       , 1999
                            __________________________________________________
                            Date                                        10009B


                           VOTE THIS PROXY CARD TODAY!



This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.       Election of Trustees:                                                    FOR     WITHHOLD   FOR ALL
                                                                                  ALL       ALL      EXCEPT
 01  Edgar R. Fiedler    03  Valerie B. Jarrett      05  Ernest M. Roth            o         o          o
 02  C. Gary Gerst       04  John W. McCarter, Jr.   06  Paula Wolff

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.
                                                                                  FOR     AGAINST    ABSTAIN
2.   Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's    o         o          o
     independent public accountants.
                                                                                  FOR     WITHHOLD   FOR ALL
3. Approval of certain changes to the Fund's fundamental investment               ALL       ALL      EXCEPT
restrictions:                                                                      o         o          o

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration,
     (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans,
     (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities, (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT"
BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:
                                                                                  FOR     AGAINST    ABSTAIN
4.   Approval of a Master Fund/Feeder Fund structure.                              o         o          o

5.   Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining
     shareholder approval.                                                         o         o          o

6.   Approval of a proposed amendment to the Trust's declaration of trust to
     provide for dollar-based voting rights.                                       o         o          o

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                         10009B

PROXY CARD                                                           PROXY CARD

                           HARRIS INSIGHT FUNDS TRUST
                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                           CONTROL NUMBER:  999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.

                            __________________________________________________
                            Signature
                            __________________________________________________
                            Signature of joint owner, if any
                                                                       , 1999
                            __________________________________________________
                            Date                                        10009B


                           VOTE THIS PROXY CARD TODAY!



This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.       Election of Trustees:                                                    FOR     WITHHOLD   FOR ALL
                                                                                  ALL       ALL      EXCEPT
 01  Edgar R. Fiedler    03  Valerie B. Jarrett      05  Ernest M. Roth            o         o          o
 02  C. Gary Gerst       04  John W. McCarter, Jr.   06  Paula Wolff

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.
                                                                                  FOR     AGAINST    ABSTAIN
2.   Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's    o         o          o
     independent public accountants.
                                                                                  FOR     WITHHOLD   FOR ALL
3. Approval of certain changes to the Fund's fundamental investment               ALL       ALL      EXCEPT
restrictions:                                                                      o         o          o

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration,
     (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans,
     (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities, (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT"
BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:
                                                                                  FOR     AGAINST    ABSTAIN
4.   Approval of a Master Fund/Feeder Fund structure.                              o         o          o

5.   Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining
     shareholder approval.                                                         o         o          o

6.   Approval of a proposed amendment to the Trust's declaration of trust to
     provide for dollar-based voting rights.                                       o         o          o

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                         10009B


PROXY CARD                                                           PROXY CARD


                           HARRIS INSIGHT FUNDS TRUST
                        HARRIS INSIGHT INTERNATIONAL FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                           CONTROL NUMBER:  999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.

                            __________________________________________________
                            Signature
                            __________________________________________________
                            Signature of joint owner, if any
                                                                       , 1999
                            __________________________________________________
                            Date                                        10009B


                           VOTE THIS PROXY CARD TODAY!



This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.       Election of Trustees:                                                    FOR     WITHHOLD   FOR ALL
                                                                                  ALL       ALL      EXCEPT
 01  Edgar R. Fiedler    03  Valerie B. Jarrett      05  Ernest M. Roth            o         o          o
 02  C. Gary Gerst       04  John W. McCarter, Jr.   06  Paula Wolff

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.
                                                                                  FOR     AGAINST    ABSTAIN
2.   Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's    o         o          o
     independent public accountants.
                                                                                  FOR     WITHHOLD   FOR ALL
3. Approval of certain changes to the Fund's fundamental investment               ALL       ALL      EXCEPT
restrictions:                                                                      o         o          o

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration,
     (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans,
     (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities, (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT"
BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:
                                                                                  FOR     AGAINST    ABSTAIN
4.   Approval of a Master Fund/Feeder Fund structure.                              o         o          o

5.   Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining
     shareholder approval.                                                         o         o          o

6.   Approval of a proposed amendment to the Trust's declaration of trust to
     provide for dollar-based voting rights.                                       o         o          o

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                         10009B


PROXY CARD                                                          PROXY CARD


                           HARRIS INSIGHT FUNDS TRUST
                      HARRIS INSIGHT EMERGING MARKETS FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                           CONTROL NUMBER:  999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.

                            __________________________________________________
                            Signature
                            __________________________________________________
                            Signature of joint owner, if any
                                                                       , 1999
                            __________________________________________________
                            Date                                        10009B


                           VOTE THIS PROXY CARD TODAY!



This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.       Election of Trustees:                                                    FOR     WITHHOLD   FOR ALL
                                                                                  ALL       ALL      EXCEPT
 01  Edgar R. Fiedler    03  Valerie B. Jarrett      05  Ernest M. Roth            o         o          o
 02  C. Gary Gerst       04  John W. McCarter, Jr.   06  Paula Wolff

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.
                                                                                  FOR     AGAINST    ABSTAIN
2.   Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's    o         o          o
     independent public accountants.
                                                                                  FOR     WITHHOLD   FOR ALL
3. Approval of certain changes to the Fund's fundamental investment               ALL       ALL      EXCEPT
restrictions:                                                                      o         o          o

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration,
     (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans,
     (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities, (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT"
BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:
                                                                                  FOR     AGAINST    ABSTAIN
4.   Approval of a Master Fund/Feeder Fund structure.                              o         o          o

5.   Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining
     shareholder approval.                                                         o         o          o

6.   Approval of a proposed amendment to the Trust's declaration of trust to
     provide for dollar-based voting rights.                                       o         o          o

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                         10009B


PROXY CARD                                                           PROXY CARD


                           HARRIS INSIGHT FUNDS TRUST
                   HARRIS INSIGHT CONVERTIBLE SECURITIES FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                           CONTROL NUMBER:  999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.

                            __________________________________________________
                            Signature
                            __________________________________________________
                            Signature of joint owner, if any
                                                                       , 1999
                            __________________________________________________
                            Date                                        10009B


                           VOTE THIS PROXY CARD TODAY!



This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.       Election of Trustees:                                                    FOR     WITHHOLD   FOR ALL
                                                                                  ALL       ALL      EXCEPT
 01  Edgar R. Fiedler    03  Valerie B. Jarrett      05  Ernest M. Roth            o         o          o
 02  C. Gary Gerst       04  John W. McCarter, Jr.   06  Paula Wolff

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.
                                                                                  FOR     AGAINST    ABSTAIN
2.   Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's    o         o          o
     independent public accountants.
                                                                                  FOR     WITHHOLD   FOR ALL
3. Approval of certain changes to the Fund's fundamental investment               ALL       ALL      EXCEPT
restrictions:                                                                      o         o          o

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration,
     (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans,
     (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities, (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT"
BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:
                                                                                  FOR     AGAINST    ABSTAIN
4.   Approval of a Master Fund/Feeder Fund structure.                              o         o          o

5.   Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining
     shareholder approval.                                                         o         o          o

6.   Approval of a proposed amendment to the Trust's declaration of trust to
     provide for dollar-based voting rights.                                       o         o          o

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                         10009B


PROXY CARD                                                           PROXY CARD


                           HARRIS INSIGHT FUNDS TRUST
                       HARRIS INSIGHT TAX-EXEMPT BOND FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                           CONTROL NUMBER:  999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.

                            __________________________________________________
                            Signature
                            __________________________________________________
                            Signature of joint owner, if any
                                                                       , 1999
                            __________________________________________________
                            Date                                        10009B


                           VOTE THIS PROXY CARD TODAY!



This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.       Election of Trustees:                                                    FOR     WITHHOLD   FOR ALL
                                                                                  ALL       ALL      EXCEPT
 01  Edgar R. Fiedler    03  Valerie B. Jarrett      05  Ernest M. Roth            o         o          o
 02  C. Gary Gerst       04  John W. McCarter, Jr.   06  Paula Wolff

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.
                                                                                  FOR     AGAINST    ABSTAIN
2.   Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's    o         o          o
     independent public accountants.
                                                                                  FOR     WITHHOLD   FOR ALL
3. Approval of certain changes to the Fund's fundamental investment               ALL       ALL      EXCEPT
restrictions:                                                                      o         o          o

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration,
     (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans,
     (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities, (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT"
BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:
                                                                                  FOR     AGAINST    ABSTAIN
4.   Approval of a Master Fund/Feeder Fund structure.                              o         o          o

5.   Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining
     shareholder approval.                                                         o         o          o

6.   Approval of a proposed amendment to the Trust's declaration of trust to
     provide for dollar-based voting rights.                                       o         o          o

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                         10009B


PROXY CARD                                                           PROXY CARD


                           HARRIS INSIGHT FUNDS TRUST
                            HARRIS INSIGHT BOND FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                           CONTROL NUMBER:  999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.

                            __________________________________________________
                            Signature
                            __________________________________________________
                            Signature of joint owner, if any
                                                                       , 1999
                            __________________________________________________
                            Date                                        10009B


                           VOTE THIS PROXY CARD TODAY!



This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.       Election of Trustees:                                                    FOR     WITHHOLD   FOR ALL
                                                                                  ALL       ALL      EXCEPT
 01  Edgar R. Fiedler    03  Valerie B. Jarrett      05  Ernest M. Roth            o         o          o
 02  C. Gary Gerst       04  John W. McCarter, Jr.   06  Paula Wolff

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.
                                                                                  FOR     AGAINST    ABSTAIN
2.   Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's    o         o          o
     independent public accountants.
                                                                                  FOR     WITHHOLD   FOR ALL
3. Approval of certain changes to the Fund's fundamental investment               ALL       ALL      EXCEPT
restrictions:                                                                      o         o          o

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration,
     (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans,
     (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities, (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT"
BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:
                                                                                  FOR     AGAINST    ABSTAIN
4.   Approval of a Master Fund/Feeder Fund structure.                              o         o          o

5.   Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining
     shareholder approval.                                                         o         o          o

6.   Approval of a proposed amendment to the Trust's declaration of trust to
     provide for dollar-based voting rights.                                       o         o          o

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                         10009B


PROXY CARD                                                           PROXY CARD

                           HARRIS INSIGHT FUNDS TRUST
                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                           CONTROL NUMBER:  999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.

                            __________________________________________________
                            Signature
                            __________________________________________________
                            Signature of joint owner, if any
                                                                       , 1999
                            __________________________________________________
                            Date                                        10009B


                           VOTE THIS PROXY CARD TODAY!



This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.       Election of Trustees:                                                    FOR     WITHHOLD   FOR ALL
                                                                                  ALL       ALL      EXCEPT
 01  Edgar R. Fiedler    03  Valerie B. Jarrett      05  Ernest M. Roth            o         o          o
 02  C. Gary Gerst       04  John W. McCarter, Jr.   06  Paula Wolff

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.
                                                                                  FOR     AGAINST    ABSTAIN
2.   Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's    o         o          o
     independent public accountants.
                                                                                  FOR     WITHHOLD   FOR ALL
3. Approval of certain changes to the Fund's fundamental investment               ALL       ALL      EXCEPT
restrictions:                                                                      o         o          o

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration,
     (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans,
     (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities, (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT"
BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:
                                                                                  FOR     AGAINST    ABSTAIN
4.   Approval of a Master Fund/Feeder Fund structure.                              o         o          o

5.   Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining
     shareholder approval.                                                         o         o          o

6.   Approval of a proposed amendment to the Trust's declaration of trust to
     provide for dollar-based voting rights.                                       o         o          o

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                         10009B


PROXY CARD                                                           PROXY CARD


                           HARRIS INSIGHT FUNDS TRUST
                HARRIS INSIGHT INTERMEDIATE GOVERNMENT BOND FUND

This proxy is solicited by the Board of Trustees of Harris Insight Funds Trust (the "Trust") for use at a special meeting of shareholders of each of the Harris Insight Balanced, Harris Insight Index, Harris Insight Equity Income, Harris Insight Growth, Harris Insight Small-Cap Value, Harris Insight Small-Cap Opportunity, Harris Insight International, Harris Insight Emerging Markets, Harris Insight Convertible Securities, Harris Insight Tax-Exempt Bond, Harris Insight Bond, Harris Insight Intermediate Tax-Exempt Bond and Harris Insight Intermediate Government Bond Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.
VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                           VOTE VIA THE TELEPHONE: 1-800-597-7836
                           CONTROL NUMBER:  999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TILTLE AS SUCH.

                            __________________________________________________
                            Signature
                            __________________________________________________
                            Signature of joint owner, if any
                                                                       , 1999
                            __________________________________________________
                            Date                                        10009B


                           VOTE THIS PROXY CARD TODAY!



This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals set forth below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.       Election of Trustees:                                                    FOR     WITHHOLD   FOR ALL
                                                                                  ALL       ALL      EXCEPT
 01  Edgar R. Fiedler    03  Valerie B. Jarrett      05  Ernest M. Roth            o         o          o
 02  C. Gary Gerst       04  John W. McCarter, Jr.   06  Paula Wolff

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME ABOVE.
                                                                                  FOR     AGAINST    ABSTAIN
2.   Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's    o         o          o
     independent public accountants.
                                                                                  FOR     WITHHOLD   FOR ALL
3. Approval of certain changes to the Fund's fundamental investment               ALL       ALL      EXCEPT
restrictions:                                                                      o         o          o

     (3A) Limitation regarding diversification, (3B) Limitation regarding investment in any one issuer, (3C) Limitation regarding concentration,
     (3D) Limitation regarding borrowing and purchases or sales of commodities, futures and options, (3E) Limitation regarding issuance of senior securities, (3F) Limitation regarding the underwriting of a distribution of the securities of other issuers, (3G) Limitation regarding loans,
     (3H) Limitation regarding the purchase or sale of real estate and related investments, (3I) Limitations regarding the purchase or sale of commodities or commodity contracts, (3J) Limitation regarding the purchase of securities of other investment companies, (3K) Limitations regarding the purchase of securities on margin, (3L) Limitation regarding investments in illiquid securites, (3M) Limitation regarding short sales of securities, (3N) Deletion of restriction regarding investment for the purpose of exercising control or management.

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION, MARK THE "FOR ALL EXCEPT"
BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE:
                                                                                  FOR     AGAINST    ABSTAIN
4.   Approval of a Master Fund/Feeder Fund structure.                              o         o          o

5.   Approval of a proposal to permit Harris Trust and Savings Bank, subject to the approval of the Trust's Board of Trustees, to enter into or amend sub-advisory agreements with sub-advisers for the Fund without obtaining
     shareholder approval.                                                         o         o          o

6.   Approval of a proposed amendment to the Trust's declaration of trust to
     provide for dollar-based voting rights.                                       o         o          o

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
                                                                         10009B
